Exhibit 99.2
NUCRYST pharmaceuticals corp.
Notice of Annual Meeting of Shareholders to be held May 3, 2007
NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the “Meeting”) of NUCRYST Pharmaceuticals Corp. (the “Corporation”) will be held in the Kellogg Ballroom at The Hilton Boston Financial District Hotel, 89 Broad Street, Boston, Massachusetts, on Thursday, May 3, 2007 at 10:00 a.m. Eastern daylight time, to:
(a)	receive and consider the Financial Statements of the Corporation for the financial year ended December 31, 2006 and the Auditors’ Report to the shareholders;

(b)	elect directors;

(c)	appoint auditors and authorize the board of directors to fix the auditors’ remuneration; and

(d)	transact such other business as may properly come before the Meeting or any adjournment(s) thereof.
Any adjournment(s) of the Meeting will be held at a time and place to be specified at the Meeting.
The Financial Statements for the financial year ended December 31, 2006, together with the Auditors’ Report thereon, form part of the Corporation’s Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the year ended December 31, 2006 (the “10-K”), a copy of which accompanies this notice.
Shareholders registered on the books of the Corporation at the close of business on March 13, 2007 are entitled to notice of and to vote at the Meeting.
Details of all matters proposed to be put before the Meeting are set forth in the accompanying Information Circular.
Dated at Fort Saskatchewan, Alberta, this 7th day of March, 2007.
By Order of the Board,
Carol L. Amelio
Vice President, General Counsel and Corporate Secretary
If you are unable to be present at the Meeting, PLEASE COMPLETE AND RETURN THE ACCOMPANYING FORM OF PROXY in the envelope provided for that purpose.

NUCRYST pharmaceuticals corp.
INFORMATION CIRCULAR

INFORMATION ABOUT THIS INFORMATION CIRCULAR	1

GENERAL STATUTORY INFORMATION	1

Voting Shares and Principal Holders Thereof	1

Registered Shareholder: Common Shares Registered in Your Name	1

Beneficial Shareholder: Common Shares Registered in the Name of an Intermediary such as a Brokerage Firm, Bank, Dealer or other Similar Organization	2

Solicitation of Proxies	2

Voting at the Meeting	2

Registered Shareholder: Common Shares Registered in your Name	2

Beneficial Shareholder: Common Shares in the Name of an Intermediary	3

Voting of Proxies and Discretion Thereof	3

Revocation of Proxy	4

MATTERS REQUIRING SHAREHOLDER APPROVAL	4

Election of Directors	4

Information on Nominees for Directors	4

Appointment of Auditors and Authorization of Board to Fix Auditors’ Remuneration	6

SECURITY BASED COMPENSATION ARRANGEMENTS	6

Securities Authorized for Issuance under the Equity Compensation Plan Information	6

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	6

STATEMENT OF EXECUTIVE COMPENSATION	6

STATEMENT OF CORPORATE GOVERNANCE PRACTICES	7

Board of Directors	7

Mandate of the Board of Directors	8

Committees of the Board of Directors	8

Audit Committee	8

Human Resources and Compensation Committee	9

Corporate Governance and Nominating Committee	10

Board and Committee Meetings Record of Attendance	10

Position Descriptions	11

Orientation and Continuing Education	12

Ethical Business Conduct	12

Nomination of Directors	13

Compensation	13

Assessments	13
INFORMATION CIRCULAR

OTHER INFORMATION	13

Interest of Certain Persons and Companies in Matters to be Acted Upon	13

Interest of Informed Persons in Material Transactions	13

Additional Information	14

NUCRYST pharmaceuticals corp.
INFORMATION CIRCULAR
In this proxy information circular (the “Information Circular”), unless otherwise specified, all monetary amounts are in United States dollars, all references to “$” and “dollars” means U.S. dollars and all references to “CDN$” means Canadian dollars. All references to “NUCRYST”, “Corporation”, “we”, “our”, and “us” refer to NUCRYST Pharmaceuticals Corp. and its subsidiary.
INFORMATION ABOUT THIS INFORMATION CIRCULAR
NUCRYST has sent this Notice of Annual Meeting and Information Circular, together with the enclosed proxy, because our management (the “Management”) is soliciting your proxy to vote at the 2007 Annual General Meeting of shareholders of NUCRYST (the “Meeting”) to be held in the Kellogg Ballroom at The Hilton Boston Financial District Hotel, 89 Broad Street, Boston, Massachusetts, on Thursday, May 3, 2007 at 10:00 a.m. Eastern daylight time, for the purposes set out in the Notice of Meeting (the “Notice”) accompanying this Information Circular. This Information Circular contains information about the matters to be voted on at the Meeting and important information about NUCRYST. As many of our shareholders are expected to be unable to attend the Meeting in person, proxies are solicited by mail to give each shareholder an opportunity to vote on all matters that will properly come before the Meeting. References in this Information Circular to the Meeting include any adjournments or postponements of the Meeting.
GENERAL STATUTORY INFORMATION
Voting Shares and Principal Holders Thereof
March 13, 2007 is the record date fixed for determining shareholders entitled to notice of the Meeting. Only registered shareholders as at the close of business on March 13, 2007 will be entitled to vote at the Meeting. You are entitled to one vote on all matters to come before the Meeting for each common share shown registered in your name on March 13, 2007 on our list of registered shareholders which is available for inspection during usual business hours at the offices of our transfer agent, Computershare Trust Company of Canada (“Computershare”), 600, 530 – 8th Avenue S.W., Calgary, Alberta, T2P 3S8 and at the Meeting. If you acquired ownership of common shares since March 13, 2007, you may establish such ownership and demand in writing to the offices of NUCRYST located at 10102 – 114th Street, Fort Saskatchewan, AB T8L 3W4, Attention: Vice President, General Counsel and Corporate Secretary, not later than 10 days before the Meeting, that your name be included in the list of shareholders. As of March 7, 2007, NUCRYST had 18,312,856 issued and outstanding common shares. Unless otherwise stated, all information in this Information Circular is given as at March 7, 2007.
To the knowledge of our directors and officers, no person owns beneficially, or exercises control or direction over, common shares carrying more than 10% of the voting rights attached to all common shares entitled to be voted at the Meeting, except for The Westaim Corporation, which as of March 7, 2007 owns 13,691,700 common shares, representing approximately 75% of NUCRYST’s currently outstanding common shares.
There are no cumulative or similar voting rights attached to the Common Shares.
Registered Shareholder: Common Shares Registered in Your Name
If on March 13, 2007, your common shares were registered directly in your name with our transfer agent, Computershare, then you are a registered shareholder. As a registered shareholder, you may vote in person at the Meeting or vote by proxy. Whether or not you plan to attend the Meeting, we urge you to complete and return the enclosed paper proxy to ensure your vote is counted.
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Beneficial Shareholder: Common Shares Registered in the Name of an Intermediary such as a Brokerage Firm, Bank, Dealer or other Similar Organization
If on March 13, 2007, your common shares were held in an account with an intermediary, such as a brokerage firm, bank, dealer or other organization (collectively, “Intermediaries” and each an “Intermediary”), then you are a beneficial shareholder and your common shares are held in “street name”. The Intermediary holding your account, or a clearing agency (such as Cede & Co. in the United States or The Canadian Depository for Securities Limited in Canada) of which the Intermediary is a participant, is considered the registered shareholder for purposes of voting at the Meeting. As a beneficial shareholder, you have the right to attend the Meeting; however, since you are not the registered shareholder, you will not be able to vote your common shares registered in the name of the Intermediary or clearing agency in person unless you have been appointed as a proxyholder by the Intermediary or clearing agency.
Solicitation of Proxies
NUCRYST complies with the proxy solicitation requirements under Canadian provincial securities laws. As a “foreign private issuer”, we are exempt from the United States Securities and Exchange Commission, or SEC, rules regarding proxy solicitation (and certain related matters) and therefore are not subject to the procedural requirements of Rule 14a-5(e) of the Securities and Exchange Act of 1934.
Solicitation of proxies for the Meeting will be primarily by mail, the cost of which will be borne by NUCRYST. Proxies may also be solicited personally by employees of NUCRYST or by telephone, mail, facsimile or email. No additional compensation will be paid to our employees for soliciting proxies. We may, if determined advisable, retain at our expense an agency to solicit proxies for us in Canada and in the United States.
Voting at the Meeting
Registered Shareholder: Common Shares Registered in your Name
If you are a registered shareholder, you may vote by proxy or in person at the Meeting. Whether or not you plan to attend the Meeting, we urge you to complete and return the enclosed proxy to ensure your vote is counted.
•	To vote in person at the Meeting, please come to the Meeting and register with the scrutineer and we will give you an attendance card when you arrive.

•	To vote using the enclosed proxy, please complete, sign and return your proxy in accordance with the instructions on the proxy.
If you are voting by proxy, your proxy must be received by our transfer agent, Computershare Trust Company of Canada, Attention Proxy Department, 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, facsimile: within North America at (866) 249-7775 or outside North America at (416) 263-9524, no later than May 1, 2007 at 4:30 p.m. Eastern Daylight Time or, if the Meeting is adjourned or postponed, no later than 4:30 p.m. (Eastern Daylight Time) on the second-last business day prior to the date on which the Meeting is adjourned or postponed. Proxies received by Computershare after this time will not be accepted; however, the Chairman of the Meeting may determine, in his sole discretion, to accept a proxy that is delivered in person to the Chairman at the Meeting as to any matter in respect of which a vote has not already been cast.
If the instructions you give in your proxy are clear, and if the proxy is properly completed and delivered as described above and has not been revoked, the common shares represented by your proxy will be voted or withheld from voting on any poll that may be called for and, if you specify a choice with respect to any matter to be acted upon, the common shares will be voted on any poll in accordance with your instructions.
The persons named in the enclosed form of proxy are directors and/or officers of NUCRYST. IF YOU ARE A REGISTERED SHAREHOLDER, YOU HAVE THE RIGHT TO APPOINT ANOTHER PERSON TO ATTEND AND ACT ON YOUR BEHALF AT THE MEETING OTHER THAN THE PERSONS NAMED IN THE ENCLOSED PROXY. TO EXERCISE THIS RIGHT, PLEASE INSERT THE NAME OF YOUR
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NOMINEE IN THE BLANK SPACE PROVIDED IN THE PROXY FORM. A person appointed as a proxyholder need not be a shareholder.
Preliminary voting results will be announced at the Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR at www.sedar.com and will also be published in our Quarterly Report on Form 10-Q for the second quarter of 2007 and filed with the SEC on EDGAR at www.edgar-online.com and with the Canadian provincial securities regulatory authorities on SEDAR.
Beneficial Shareholder: Common Shares in the Name of an Intermediary
We have two kinds of beneficial shareholders – those who have given permission to their Intermediary to disclose their ownership information to us, otherwise referred to as “non-objecting beneficial owners”, and those who have objected to their Intermediaries’ disclosure of this information, otherwise referred to as “objecting beneficial owners”. As allowed under Canadian provincial securities laws, we have obtained a list of our non-objecting beneficial owners from Intermediaries and have used that list to distribute proxy-related materials directly to non-objecting beneficial owners.
If you are a non-objecting beneficial owner, then you will receive a voting information form from our transfer agent, Computershare. If you are an objecting beneficial owner, then you will receive a voting information form from your Intermediary. We have distributed, at our expense, copies of the Notice, the Information Circular, form of proxy and the annual report (collectively, the “Documents”) to Intermediaries for onward distribution to shareholders whose common shares are held by or in the custody of those Intermediaries. The Intermediaries are required to forward the Documents to non-registered shareholders.
Solicitation of proxies from non-registered shareholders will be carried out by Intermediaries or by us if the names and addresses of non-registered shareholders are provided to us by the Intermediaries. We will bear the full cost of the solicitation.
The voting instruction form that you will receive as a non-registered shareholder from your Intermediary is similar to the proxy that we provide to our registered shareholders; however; its purpose is limited to instructing your Intermediary, as the registered shareholder, on how to vote on your behalf. No person will be permitted to vote at the Meeting by presentation of a voting instruction form. You should follow the directions of your Intermediary with respect to the procedure to be followed. Generally, if you are a non-registered shareholder:
•	To vote using the voting information form, simply complete and return the voting information form in accordance with the instructions.
•	To vote in person at the Meeting, you must instruct Computershare if you are a non-objecting beneficial owner, or your Intermediary, if you are an objecting beneficial owner, to appoint you as proxyholder.
If you have any questions, contact Computershare, if you are a non-objecting beneficial owner, or your Intermediary, if you are an objecting beneficial owner.
If you are a non-registered shareholder, and NUCRYST or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from your Intermediary.
By choosing to send the Documents to you directly, NUCRYST (and not your Intermediary) has assumed responsibility for (i) delivering the Documents to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.
Voting of Proxies and Discretion Thereof
Common shares represented by properly executed proxies in favour of persons designated in the printed portion of the enclosed form of proxy WILL, UNLESS OTHERWISE INDICATED, BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR ELECTION TO OUR BOARD OF DIRECTORS, FOR THE APPOINTMENT OF
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AUDITORS, AND FOR THE AUTHORIZATION OF THE BOARD TO FIX AUDITORS’ REMUNERATION AS STATED UNDER THE APPLICABLE HEADINGS IN THIS INFORMATION CIRCULAR.
The enclosed form of proxy also confers upon the proxyholder discretionary authority to vote all common shares represented by the proxy with respect to amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting. At the time of printing this Information Circular, Management knows of no such amendments, variations or other matters to come before the Meeting. However, if any other matters which are not known to our Management should properly come before the Meeting, the proxies will be voted, or withheld, by the proxyholders according to their discretion and best judgement.
Revocation of Proxy
If you are a registered shareholder who has given a proxy pursuant to this solicitation, you may revoke your proxy by delivering a proxy with a later date or a form of revocation of proxy. Your proxy or revocation of proxy must be received by our transfer agent, Computershare Trust Company of Canada, Attention Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, facsimile: within North America at (866) 249-7775 or outside North America at (416) 263-9524 no later than Tuesday, May 1, 2007 at 4:30 p.m. (Eastern Daylight Time) or, if the Meeting is adjourned or postponed, no later than 4:30 p.m. (Eastern Daylight Time) on the second-last business day prior to the date on which the Meeting is adjourned or postponed. Proxies or revocations of proxies received by Computershare after this time will not be accepted.
Alternatively, you may revoke your proxy and vote in person, by delivering a form of revocation of proxy to the Chairman of the Meeting prior to the commencement of the Meeting or any adjournment or postponements thereof, or in any other manner permitted by law.
MATTERS REQUIRING SHAREHOLDER APPROVAL
Election of Directors
Our board of directors currently consists of six (6) directors. All current directors intend to stand for re-election to our board of directors. Our management has put forward the names of the current directors as nominees as outlined below.
Our directors are elected at each annual general meeting of our shareholders and serve until their successors are elected or appointed, unless they resign or are removed earlier. As provided by our articles, the number of directors to be elected at an annual meeting of shareholders shall be the number of directors then in office unless the directors or shareholders by simple majority otherwise determine from time to time. Our board of directors (the “board”) has resolved to set the number of directors to be elected at the Meeting at (6) six. However, it is the intention of the Board to eventually increase its size by adding one additional independent director. Our board has not established policies or procedures for the consideration by our directors of candidates recommended by shareholders.
The persons named in the accompanying form of proxy intend to vote at the Meeting, unless otherwise directed, “FOR” the election of the persons whose names are set forth in the table below to serve until the next meeting of our shareholders (the “Shareholders”) at which the election of directors is considered, or until their successors are elected or appointed. Management is not aware that any of our nominees will be unable or unwilling to serve as a director of NUCRYST. However, should we become aware of such an occurrence before the election of directors takes place at the Meeting, the persons named in the accompanying proxy intend to use the discretionary power granted under such proxy to vote for any substitute nominee or nominees whom our board of directors in its discretion may select unless the shareholder has specified in the proxy that his or her shares are to be withheld from voting in the election of directors.
Information on Nominees for Directors
The following table and the notes thereto state the names and ages of all persons proposed to be nominated for election as directors of our board at the Meeting, all other positions and offices with NUCRYST now held by them,
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their principal occupation or employment, the period during which they have been directors of NUCRYST, and their shareholdings, including the number of voting securities of NUCRYST beneficially owned, directly or indirectly, or over which control or direction is exercised by each of them. The information has been provided to NUCRYST as of March, 7, 2007 by the respective nominees.

			Common Shares Owned,
Nominee for Election as Director	Age	Director Since	Controlled or Directed

Neil Carragher	68	December, 2005	5,000
Toronto, Ontario, Canada Independent Director

Member of:		Mr. Carragher is the Chairman of The Corporate Partnership Ltd. (a management consulting group).
Audit Committee Human Resources & Compensation Committee Corporate Governance & Nominating Committee

Roger G.H. Downer	64	December, 2005	1,000
County Clare, Ireland Independent Director

Member of:		Dr. Downer is the President Emeritus of the University of Limerick, Ireland.

Human Resources & Compensation Committee Corporate Governance & Nominating Committee

Richard W. Zahn	55	December, 2005
Oldwick, New Jersey USA Independent Director

Member of:		Mr. Zahn is a private businessman and consultant.

Audit Committee Corporate Governance & Nominating Committee.

David W. Poorvin	60	May, 2006	5,000(1)
Oakhurst, New Jersey USA Independent Director

Member of: Audit Committee Human Resources & Compensation Committee Corporate Governance & Nominating Committee		Dr. Poorvin has been a consultant for Poorvin Enterprises and serves as Executive-in-Residence for Oxford Biosciences Partners since May 2004. From 1981 to 2003, Dr. Poorvin held numerous senior management positions with the Schering-Plough Corporation, a global research-based company engaged in the discovery, development, manufacturing and marketing of pharmaceutical biotechnology products and health care products, including Vice President of Business Development Operations from 1993 until 2003, and Director of Cardiovascular Clinical Research from 1986 to 1989.

Scott H. Gillis	54	December, 2005
Concord, Massachusetts, USA Non Independent Director
		Mr. Gillis has been President of the Corporation since December 1999 and became Chief Executive Officer on December 21, 2005.

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			Common Shares Owned,
Nominee for Election as Director	Age	Director Since	Controlled or Directed

Barry M. Heck Calgary, Alberta Canada Non Independent Director	45	December, 1997
Chairman of the Board		Mr. Heck is the President and Chief Executive Officer of The Westaim Corporation. He has been a director of the Corporation since December 1997, and in December 2005 became Chairman of the board of directors of the Corporation.

(1)	David W. Poorvin was granted 5,000 Restricted Stock Units (“RSUs”) upon his appointment as a director to the board, all of which vested immediately. 1,000 of the resulting common shares issued to Dr. Poorvin are being restricted from disposition of any kind for one year and the remaining 4,000 shares are restricted from disposition until his departure from the board of directors. Notwithstanding the restriction on disposition, D.W. Poorvin has all the rights of a common shareholder in respect of the restricted shares, including voting rights.
Appointment of Auditors and Authorization of Board to Fix Auditors’ Remuneration
The independent accounting firm of Deloitte & Touche LLP has served as our auditors since August 9, 2004. Upon unanimous recommendation of our audit committee and our board of directors, Management proposes that Deloitte & Touche LLP be appointed as our auditors to hold office until our next annual general meeting, at remuneration to be fixed by the board.
Unless otherwise directed, the persons named in the enclosed form of proxy intend to vote the common shares represented by proxies for which either of them is appointed proxyholder “FOR” the re-appointment of Deloitte & Touche LLP, Chartered Accountants, as auditors of NUCRYST to hold office until the next annual meeting of Shareholders, and to authorize the Board to fix the auditors’ remuneration.
SECURITY BASED COMPENSATION ARRANGEMENTS
Securities Authorized for Issuance under the Equity Compensation Plan Information
Information required by this item is disclosed in our Annual Report on Form 10-K under the caption “Market for Registrant’s Common Equity and Related Stockholder Matters and Issuer Purchases of Equity Securities — Securities Authorized for Issuance Under Equity Compensation Plans” and is hereby incorporated by reference. A copy of our Form 10-K accompanies this Information Circular and is filed on and is accessible through SEDAR at www.sedar.com and EDGAR at www.edgar-online.com. We will provide a copy of our Form 10-K free of charge to any shareholder who requests a copy.
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.
Information required by this item is disclosed in our Annual Report on Form 10-K under the caption “Security Ownership of Certain Beneficial Owners and Management” and is hereby incorporated by reference. A copy of our Form 10-K accompanies this Information Circular and is filed on and is accessible through SEDAR at www.sedar.com and EDGAR at www.edgar-online.com. We will provide a copy of our
Form 10-K free of charge to any shareholder who requests a copy.
STATEMENT OF EXECUTIVE COMPENSATION
Information required by this item is disclosed in our 2006 Annual Report on Form 10-K under the caption “Executive Compensation” and is hereby incorporated by reference. A copy of our Form 10-K accompanies this Information Circular and is filed on and is accessible through SEDAR at www.sedar.com and EDGAR at www.edgar-online.com. We will provide a copy of our Form 10-K free of charge to any shareholder who requests a copy.
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STATEMENT OF CORPORATE GOVERNANCE PRACTICES
Our board sees its principal role as stewardship of NUCRYST and its fundamental objective as being the creation of shareholder value, including the protection and enhancement of the value of NUCRYST’s assets and operating with honesty and integrity in the conduct of business. Our Board’s stewardship responsibility means that it oversees and supervises the conduct of the business and affairs of NUCRYST and of Management. As part of NUCRYST’s commitment to effective corporate governance, our Board, with the assistance of the Corporate Governance and Nominating Committee, monitors changes in corporate governance practices and regulatory requirements.
NUCRYST is subject to many provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC, the governance standards of the NASDAQ Stock Market and the rules and policies of the Canadian provincial securities regulators regarding audit committees and the certification of certain annual and interim filings. In addition, in 2005, the Canadian provincial securities regulatory authorities finalized, and we became subject to, National Instrument 58-101 — Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 — Corporate Governance Guidelines (“NP 58-201”). Under NI 58-101, NUCRYST is required to disclose certain information relating to its corporate governance practices. The following disclosure of our approach to corporate governance outlines the various procedures, policies and practices that NUCRYST and our Board have implemented to address the foregoing requirements:
Board of Directors
Based on the definition of “independent” within the meaning of NI 58-101 and a review of the factual circumstances of each director (including financial, contractual and other relationships), our board has determined that four of NUCRYST’s six directors (67%), representing a majority of our directors, are “independent” within the meaning of NI 58-101. The four independent directors are:
Neil Carragher;
Roger G.H. Downer;
Richard W. Zahn; and
David W. Poorvin
Mr. Barry M. Heck is the President and Chief Executive Officer of The Westaim Corporation, the majority shareholder of NUCRYST, and is therefore not considered to be an independent director. Mr. Scott Gillis is the President and Chief Executive Officer of NUCRYST and is therefore not considered to be an independent director.
Our board has determined that a majority of the directors are “independent”, within the meaning of NI 58-101.
The following sets out those of our directors that currently serve on the board of other issuers that are reporting issuers (or equivalent):

Director	Directorships
Neil Carragher	Agrium Inc. The Westaim Corporation

Roger G.H. Downer	The Westaim Corporation

Richard W. Zahn	Norwood Abbey, Ltd.

David W. Poorvin	Enanta Pharmaceuticals, Inc. Repros Therapeutics Inc.

Barry M. Heck	Berkana Energy Corp. Kereco Energy Ltd. The Westaim Corporation
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Our board and its committees regularly conduct “in-camera” sessions following their respective meetings, at which non-independent directors or members of Management are not in attendance. The in-camera portion of each board meeting consists of one session without the presence of any member of Management or any management director and one session without the presence of any member of Management or the non-independent directors. For the year ended December 31, 2006, our board held five in-camera sessions, the Audit Committee held four in-camera sessions, and the Human Resources and Compensation Committee and the Corporate Governance and Nominating Committee each held one in-camera session.
Mr. Barry M. Heck, the chairman of the board, is not considered an independent director of NUCRYST. However, our board has undertaken a search for and intends to appoint, an independent director as chairman of our board. In the meantime, our board has determined that Mr. Heck should remain chairman of the board and the independent directors will continue to hold in-camera sessions following board meetings to facilitate open and candid discussion among independent directors.
For information concerning the attendance record of each director for all board and committee meetings, refer to the disclosure under the heading “Board and Committee Meetings Record of Attendance” below.
Mandate of the Board of Directors
As at the date hereof, our board has not formally adopted a written mandate. Our board is responsible for the overall governance of NUCRYST and sees its principal role as stewardship of NUCRYST and its fundamental objective as the creation of shareholder value, including the protection and enhancement of the value of NUCRYST’s assets and operating with honesty and integrity in the conduct of business. Our board’s stewardship responsibility means that it supervises and oversees the conduct of the business of NUCRYST and of Management through involvement in strategic planning, financial reporting, risk management, senior management determination and succession planning, communication planning, and the implementation and assessment of internal controls, disclosure controls and other systems and procedures consistent with applicable laws and good corporate practice.
Our board delegates day-to-day managerial responsibilities to Management, and any responsibility not delegated to Management or a committee of the board remains with the full board. Management is responsible for developing a strategic plan and an annual business plan, including an annual operating budget and capital budget, for review and approval by our board. The board’s approval of the business plan provides a mandate for Management to conduct the affairs of NUCRYST. Material deviations from the plan must be reported to and considered by the board.
Our board meets frequently and is comprised of individuals with considerable experience as directors of public companies and in corporate governance. The agenda for each board meeting is carefully planned and set by the chairman of the board working in conjunction with the Chief Executive Officer. Each of the committees of the Board has specific responsibilities delineated in the charter established for each respective committee, such charter having been approved by the board in each case.
Committees of the Board of Directors
To assist in the discharge of its responsibilities, our board currently has three committees: the Audit Committee, the Human Resources and Compensation Committee, and the Corporate Governance and Nominating Committee.
Audit Committee
The members of our audit committee are Neil Carragher, Richard W. Zahn and David W. Poorvin, each of whom is an independent member of our board. Mr. Carragher chairs the committee and we do not presently designate an audit committee financial expert (as defined under SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002). However, our board has determined that each member of our audit committee is financially literate and at least one member of our audit committee meets the financial sophistication requirements of the NASDAQ Global Market. Our board has determined that each member of our audit committee is an independent member of our board under the current requirements of the NASDAQ Global Market, the Toronto Stock Exchange and the rules and regulations of the SEC and Canadian provincial securities regulatory authorities.
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Our audit committee is responsible for overseeing our financial reporting processes on behalf of our board. Our independent auditors report directly to our audit committee. Specific responsibilities of our audit committee include:
•	evaluating the performance, and assessing the qualifications, of our independent auditors and recommending to our board the appointment of, and compensation for, our independent auditors for the purpose of preparing or issuing an auditors’ report or performing other audit, review or attest services;

•	subject to the appointment of our independent auditors by our shareholders, determining and approving the engagement of, and compensation to be paid to, our independent auditors;

•	determining and approving the engagement, prior to the commencement of such engagement, of, and compensation for, our independent auditors to perform any proposed permissible non-audit services;

•	reviewing our annual consolidated and interim condensed consolidated financial statements and respective management’s discussion and analysis of financial condition and results of operations and recommending to our board whether or not such consolidated financial statements and management’s discussion and analysis of financial condition and results of operations should be approved by our board;

•	conferring with our independent auditors and with our Management regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•	reviewing and discussing with our Management and independent auditors, as appropriate, our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and investment and hedging policies and the steps taken by our Management to monitor and control these exposures; and

•	reviewing our compliance with environmental, health and safety and other laws and regulations that may have an impact on our financial results.
A copy of our audit committee’s charter is available on our website at www.nucryst.com
Human Resources and Compensation Committee
The members of our human resources and compensation committee are Roger G. H. Downer, David W. Poorvin and Neil Carragher, each of whom is independent. Dr. Downer chairs the committee.
Specific responsibilities of our human resources and compensation committee include:
•	reviewing and making recommendations to our board with respect to our chief executive officer and other executive officers in relation to their:
•	annual base salary;

•	annual incentive bonus, including the specific goals and amount;

•	equity compensation;

•	employment agreements, severance arrangements and change in control agreements/provisions; and
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•	other benefits, compensations, compensation policies or arrangements;
•	reviewing and making recommendations to our board regarding general compensation goals and guidelines for employees and the criteria by which bonuses to employees are determined;

•	reviewing the compensation payable to board and committee members and providing recommendations to our board in regard thereto;

•	overseeing Management succession planning;

•	preparing any report on compensation to be included in our periodic filings or proxy statement; and

•	acting as administrator of our amended equity incentive plan and determining its use, from time to time, as a form of incentive compensation for those entitled to receive grants of stock options and other benefits under that plan.
A copy of our human resources and compensation committee’s charter is available on our website at www.nucryst.com
Corporate Governance and Nominating Committee
The members of our corporate governance and nominating committee are Richard W. Zahn, Roger G. H. Downer, Neil Carragher and David W. Poorvin, each of whom is independent. Mr. Zahn chairs the committee.
Specific responsibilities of our corporate governance and nominating committee include:
•	reviewing board structure, composition and practices, and making recommendations on these matters to our board;

•	reviewing, soliciting and making recommendations to our board and shareholders with respect to candidates for election to the board; and

•	developing and reviewing a set of corporate governance principles for our company.
A copy of our corporate governance and nominating committee’s charter is available on our website at www.nucryst.com
Board and Committee Meetings Record of Attendance
The following table summarizes the meetings of our board and its committees held for the twelve month period ending December 31, 2006 and the attendance of our individual directors at such meetings.

Type of Meeting Held	Number of Meetings
Board	11

Audit Committee	5

Human Resources & Compensation Committee	2

Corporate Governance & Nominating Committee	3
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		Committee	Board
		Meetings	Meetings
Director	Committee Memberships(1)	Attended	Attended
N. Carragher	Audit (Chair)	4 of 5	11 of 11
	Human Resources & Compensation	2 of 2
	Corporate Governance & Nominating	3 of 3

R.G.H. Downer	Human Resources & Compensation (Chair)	2 of 2	11 of 11
	Corporate Governance & Nominating	3 of 3

R.W. Zahn	Audit	5 of 5	11 of 11
	Corporate Governance & Nominating (Chair)	3 of 3

D.W. Poorvin(2)	Audit
	Human Resources & Compensation	2 of 2	7 of 7
	Corporate Governance & Nominating	2 of 2

B.M. Heck	Audit	5 of 5	11 of 11
Chair of the Board	Human Resources & Compensation	2 of 2
	Corporate Governance & Nominating	3 of 3

S.H. Gillis	Audit	5 of 5	11 of 11
	Human Resources & Compensation Corporate Governance & Nominating	2 of 2 3 of 3
Total Attendance Rate		99%	100%

(1)	During 2006, our board adjusted its committee memberships to ensure that the committees are comprised entirely of independent directors and, as a result, the composition of the committee memberships changed throughout the year. The committees of the board were as follows from: January 1, 2006 to September 6, 2006: Audit — B.M. Heck, N. Carragher & R.W. Zahn; Human Resources & Compensation — R.G.H. Downer, R.W. Zahn & B.M. Heck; Corporate Governance & Nominating — R.W. Zahn, N. Carragher & R.G.H. Downer; September 6, 2006 to December 20, 2006: Audit — N. Carragher, R.W. Zahn & B.M. Heck; Human Resources & Compensation — R.G.H. Downer, N. Carragher & D.W. Poorvin; Corporate Governance & Nominating — R.W. Zahn, N. Carragher, R.G.H. Downer & D.W. Poorvin December 20, 2006 to December 31, 2006: Audit — N. Carragher, R.W. Zahn & D.W. Poorvin; Human Resources & Compensation Committee — R.G.H. Downer, N. Carragher & D.W. Poorvin; Corporate Governance & Nominating Committee: R.W. Zahn, R.G.H. Downer, N. Carragher & D.W. Poorvin.

(2)	D.W. Poorvin was appointed as a director of the Corporation on May 30, 2006 and was appointed to the Human Resources & Compensation Committee and Corporate Governance & Nominating Committee on September 6, 2006. Mr. Poorvin attended 7 of 11 scheduled board meetings as 4 of the board of directors meetings were held prior to his appointment as a director. Mr. Poorvin was appointed to the Audit Committee on December 20, 2006 and all 5 of the Audit Committee meetings were held prior to his appointment to the Audit Committee. Mr. Poorvin attended 2 of three Corporate Governance & Nominating Committee meetings as 1 Corporate Governance & Nominating Committee meeting was held prior to his appointment to that committee.
Position Descriptions
As at the date hereof, our board has not developed a written position description for the chair of the board. The principal role assigned to our chair by our board includes providing leadership to the board and acting as a direct liaison between our board and Management. Further, our chair is responsible for the management, development and effective performance of our board; ensuring that our board properly discharges its responsibilities; ensuring that members of our board have full opportunity to participate in board meetings, and that all board matters are properly and adequately addressed.
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The charters of each of the Audit Committee, the Corporate Governance and Nominating Committee, and the Human Resources and Compensation Committee set out the responsibilities of the chair for each committee and are considered the position descriptions of the chairs of our committees. The primary role of the chair of each such committee is managing the affairs of the committee, including ensuring the committee is organized properly, functions effectively and meets its obligations and responsibilities in accordance with its committee charter.
The chair of our Audit Committee also maintains on-going communications with NUCRYST’s external auditors in order to lead the committee in performing its oversight and other audit-related functions.
Our Chief Executive Officer has overall responsibility for all operations of NUCRYST. Our board has not adopted a specific written position description for our Chief Executive Officer. However, our board reviews and approves the specific annual corporate objectives that our Chief Executive Officer is responsible for meeting and such corporate objectives form a key reference point for the review and assessment of our Chief Executive Officer’s performance by our board and by our Human Resources and Compensation Committee as circumstances dictate.
Orientation and Continuing Education
Immediately following appointment, new directors are provided with an orientation binder, which includes historical public information about NUCRYST, a copy of our code of conduct, the charters of our committees of the board, current strategic plans for NUCRYST and its subsidiaries, organization charts, and materials summarizing issues relating to the Corporation. New directors are also briefed by the chairman of the board, by our Chief Executive Officer, and by the chairmen of the committees of the board to which they are appointed, if any, as well as by our senior Management, and receive tours of the facilities of NUCRYST and its subsidiaries.
Our senior Management makes regular presentations to our board and its committees on the main areas of their business and updates our board quarterly on our financial and operating performance. Our board and its committees also receive periodic reports from senior Management and external advisors as to new developments in regard to corporate governance and other issues affecting NUCRYST. In addition, our directors are invited to attend meetings of our Scientific Advisory Board and scientific review sessions held by our Management.
Ethical Business Conduct
Our board has adopted a Code of Conduct and Ethics for Directors, Officers and Employees and a Finance Code of Conduct for Chief Executive and Senior Financial Officers (the “Codes”). The Codes have been filed on and are accessible through SEDAR at www.sedar.com. Copies of the Codes may also be obtained, upon request, from NUCRYST at 10102 – 114th Street, Fort Saskatchewan, AB T8L 3W4, Attention: Vice President, General Counsel and Corporate Secretary.
Our board expects directors, officers and employees to act ethically at all times and to acknowledge their adherence to the policies comprising the Codes. Any material issues regarding compliance with the Codes are to be brought forward by Management at either the board or appropriate committee meetings, or are referred to our senior executive officers, as may be appropriate in the circumstances. Our board and/or appropriate committee or senior executive officers then determine what remedial steps, if any, are required. Any waivers from the Codes that are granted for the benefit of a director or an employee may be granted only by the board or by the Corporate Governance and Nominating Committee or the Audit Committee. We have not filed a material change report since the beginning of our most recently completed financial year that pertains to any conduct of any of our directors or executive officers that constitutes a departure from our Codes. No waiver has ever been granted under our Codes. If we make any substantive amendments to our Codes, or grant any wavier from a provision of our Codes to any of our executive officers or directors, we will promptly disclose the nature of the amendment or waiver.
In the case of any transaction or agreement in respect of which a director or executive officer of NUCRYST has a material interest, the director or officer must disclose all actual or potential conflicts of interest in accordance with the Business Corporations Act (Alberta). Where applicable, each such director or executive officer is also required to exclude himself or herself from any discussions or vote relating to such transaction or agreement. NUCRYST, through directors’ and officers’ questionnaires and other systems, also gathers and monitors relevant information in relation to potential conflicts of interest that one of our directors or executive officers may have. The Corporate
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Governance and Nominating Committee is also responsible for reviewing and approving or rejecting any potential transactions in which a director or officer of NUCRYST may be involved or connected.
We have also adopted a Disclosure Policy, an Insider Trading Policy and Complaints Procedures For Accounting and Auditing Matters.
Nomination of Directors
The Corporate Governance and Nominating Committee is mandated to recruit and consider director candidates and to make recommendations to our board. In so doing, the Corporate Governance and Nominating Committee considers, in addition to any other factors it deems relevant: (i) the competencies and skills that the board considers to be necessary for the board, as a whole, to possess; (ii) the competencies and skills that the board considers each existing director to possess; (iii) the competencies, skills and background each nominee will bring to the board; (iv) the time that each nominee will have available to devote to the Corporation’s business; and (v) whether the nominee will be an independent director. Directors are encouraged to identify potential candidates. An invitation to stand as a nominee for election to the board will normally be made to a candidate by the board through the chairman of the board or his delegate.
The Corporate Governance and Nominating Committee is composed of Messrs. Downer, Carragher, Zahn and Poorvin, all of whom have been determined to be independent directors by our board.
Compensation
Information regarding the process by which our board determines the compensation for our directors is disclosed in our 2006 Annual Report on Form 10-K filing under the caption “Executive Compensation — Compensation Discussion and Analysis — Director Compensation”. A copy of our Form 10-K accompanies this Information Circular and is filed on and is accessible through SEDAR at www.sedar.com and EDGAR at www.edgar-online.com.
Assessments
The Corporate Governance & Nominating Committee is responsible for making regular assessments of the overall performance, effectiveness and contribution of our board, each committee, the chairman of the board, each committee chair and each director, and reporting on such assessments to our board. The objective of the assessments is to ensure the continued effectiveness of our board in the execution of its responsibilities and to contribute to a process of continuous improvement. In addition to any other matters the Corporate Governance and Nominating Committee deems relevant, the assessments will consider in the case of our board or a committee, the applicable mandate or charter, and in the case of individual directors, the competencies and skills each individual director is expected to bring to our board.
OTHER INFORMATION
Interest of Certain Persons and Companies in Matters to be Acted Upon
Except as disclosed herein, Management of the Corporation is not aware of any material interest of any director or senior officer, or anyone who held office as such since the beginning of the Corporation’s last financial year, or of any associate or affiliate of any of the foregoing persons, in any matter to be acted upon at the Meeting other than the election of directors.
Interest of Informed Persons in Material Transactions
We are unaware of any material interest, direct or indirect, of any “informed person” (as such term is defined in National Instrument 51-102 — Continuous Disclosure Obligations) of the Corporation, or any associate or affiliate of any such individual or of the Corporation, in any transaction since the beginning of the last completed financial year of the Corporation or of its subsidiary.
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Additional Information
Further financial information is provided in our consolidated financial statements for the fiscal year ended December 31, 2006 and management’s discussion and analysis of the results thereon both of which are contained in our 2006 Annual Report on Form 10-K. A copy of our Form 10-K accompanies this Information Circular. As well, shareholders wishing to receive a copy of such materials should mail a request to the Vice President, General Counsel and Corporate Secretary of the Corporation at 10102-114 Street, Fort Saskatchewan, Alberta, T8L 3W4 and we will provide copies free of charge.
Additional information relating to the Corporation is also available free of charge on SEDAR at www.sedar.com and EDGAR at www.edgar-online.com.
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